UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2008

______________

Flagstone Reinsurance Holdings Limited
(Exact name of registrant as specified in its charter)
______________

Bermuda	001-33364	98-0481623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
23 Church Street, Hamilton HM 11, Bermuda
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (441) 278-4300

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 18, 2008, Flagstone Reinsurance Holdings Limited issued a press release reporting its financial results for the fourth quarter and year ended December 31, 2007 and the availability of its corresponding Investor Financial Supplement relating to its financial results for the fourth quarter and year ended December 31, 2007. Copies of the press release and the Investor Financial Supplement are attached as Exhibit 99.1 and 99.2, respectively, to this Form 8-K. This Form 8-K, Exhibits 99.1 and 99.2 hereto are each being furnished to the Securities and Exchange Commission (the "SEC") pursuant to Item 2.02 of Form 8-K and are therefore not to be considered "filed" with the SEC.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 18, 2008, reporting results for the fourth quarter and year ended December 31, 2007.
99.2	Investor Financial Supplement of Flagstone Reinsurance Holdings Limited for the fourth quarter and year ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSTONE REINSURANCE HOLDINGS LIMITED

Date:	February 20, 2008	By:	/s/ James O’Shaughnessy
			Name:	James O’Shaughnessy
			Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 18, 2008, reporting results for the fourth quarter and year ended December 31, 2007.
99.2	Investor Financial Supplement of Flagstone Reinsurance Holdings Limited for the fourth quarter and year ended December 31, 2007.